UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12
TTM TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, of Other Than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate> May 26, 2010 .
Meeting Information
TTM TECHNOLOGIES, INC. Meeting Type: Annual <mtgtype> Meeting
For holders as of: March <recdate> 29, 2010 B
Date: May 26, 2010 Time: 10:00 <mtgtime> AM PDT A Location: 2630 South Harbor Blvd. R
Santa Ana, CA 92704 C
BROKER
LOGO O HERE D E
You are receiving this communication because you hold Return Address Line 1 shares in the above named company.
Return Address Line 2 Return Address Line 3
51 MERCEDES WAY This is not a ballot. You cannot use this notice to vote EDGEWOOD NY 11717 these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are Investor Address Line 2 1 available to you on the Internet. You may view the proxy 010 Investor Address Line 3 materials online at www.proxyvote.com or easily request a
. 05 Investor Address Line 4 15 12 OF paper copy (see reverse side).
09 . Investor Address Line 5 R2 . John Sample 2 We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting.
1 ANY CITY, ON A1A 1A1 ___See the reverse side of this notice to obtain proxy materials and voting instructions. 0000063592 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
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How To Vote
010 Please Choose One of the Following Voting Methods 05 .
. 09 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do R2 . so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the 2 appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the ___possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
0000063592 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Internal Use
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form

Voting items
The Board of Directors recommends that you vote FOR the following:
1. Election of Directors
Nominees
01 James K. Bass 02 Thomas T. Edman 03 Tang Chung Yen, Tom
The Board of Directors recommends you vote FOR the following proposal(s): B
2 The ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal A year ending December 31, 2010 R
NOTE: Such other business as may properly come before the meeting or any adjournment thereof. C
O D E
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